UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2025

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-8-6286005
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $11.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 28, 2025, Silexion Therapeutics Corp (the “Company”) posted to its website (https://silexion.com/) an updated corporate presentation. A copy of the presentation is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. On the same day, the Company issued a press release entitled “Silexion Therapeutics Unveils Innovative Expanded Development Plan for SIL204 Based on Recently Groundbreaking Preclinical Data” A copy of the press release is furnished with this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K that is furnished pursuant to this Item 7.01, including Exhibit 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 28, 2025, the Company announced an expanded development plan for its next-generation siRNA candidate, SIL204. This strategy integrates systemic administration to target metastatic progression with intratumoral administration to focus on primary tumors, offering a comprehensive approach to treating KRAS-driven pancreatic cancer. The decision to expand the development plan follows recently reported promising preclinical findings demonstrating that systemic administration of SIL204 significantly inhibits tumor growth in clinically relevant orthotopic models of pancreatic cancer. This dual-route approach is designed to address the aggressive nature of KRAS-driven cancers, which are characterized by high mortality and limited treatment options.

Building on the Phase 2 clinical results from its first-generation product (siG12DLoder) and the recent orthotopic model studies showing SIL204's ability to reduce metastases, the Company plans to conduct additional toxicology and pharmacodynamic studies throughout the remainder of 2025, followed by potential regulatory submissions to the Israel Ministry of Health in the second half of 2025 and to the European Union in the first half of 2026. These submissions would initiate the next stage of clinical development for SIL204 in patients with advanced localized KRAS-driven pancreatic cancer.

Cautionary Note Regarding Forward-Looking Statements

This Report of Foreign Private Issuer on Form 6-K contains statements forward-looking statements within the meaning of the federal securities laws including statements regarding the Company’s business strategy, ongoing studies and plans to initiate further studies and make regulatory submissions. Forward-looking statements involve a number of risks, uncertainties, and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the Company’s ability to successfully complete preclinical studies and initiate clinical trials; (ii) the Company’s strategy, future operations, financial position, projected costs, prospects, and plans; (iii) the impact of the regulatory environment and compliance complexities; (iv) expectations regarding future partnerships or other relationships with third parties; (v) the Company’s future capital requirements and sources and uses of cash, including its ability to obtain additional capital; and (vi) other risks and uncertainties set forth in the documents filed or to be filed with the SEC by the company, including the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 18, 2025. The Company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Corporate Presentation

99.2	Press Release dated March 28, 2025

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: March 28, 2025	By: /s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer